EXHIBIT 31.1.1



              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce M. Goldberg, President and Chief Executive Officer of All American Semiconductor, Inc., certify that:

1. I have reviewed this amendment to annual report on Form 10-K of All American Semiconductor, Inc.;
2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment.

Date:  April 28, 2004                      /s/ BRUCE M. GOLDBERG
                                           -------------------------------------
                                           Bruce M. Goldberg
                                           President and Chief Executive Officer